Other Non-current Assets	12 Months Ended
Dec. 31, 2018
Text Block Abstract
Other Non-current Assets
10.	OTHER NON-CURRENT ASSETS

Other non-current assets consist of the following:

	December 31,
	2017	2018
	RMB	RMB	US$
Convertible bond	—	675,334	98,223
Warrant	—	36,375	5,291
Others	17,361	21,096	3,068

	17,361	732,805	106,582

Fair value change of the warrant was nil, nil and RMB11,017 (US$1,602) for the years ended December 31, 2016, 2017 and 2018, respectively.

In June 2018, the Company entered into a definitive agreement with TTP Car Inc., or TTP, a company operating an online auction platform for used automobiles, pursuant to which the Company made an investment in TTP in the form of a three year convertible bond, with an annual 8% compound interest rate, in an aggregate principal amount of US$100,000 in cash. The transaction was successfully consummated in June 2018. The Company was granted the right (“warrant”), not the obligation to purchase an additional 8.0% convertible bond in an aggregate principal amount of US$65 million to be issued by TTP upon the Company’s request from time to time within three years after the after the consummation of transaction in June 2018. The conversion feature does not meet the definition of derivative and the put option (redemption right) was considered as embedded derivatives that does not meet the criteria to be bifurcated and accounted for together with the convertible bond itself. The warrant for the subscription of additional convertible bond was considered as a freestanding financial instrument and was accounted for at fair value with the change in fair value recognized in earnings.

To estimate the fair value of the warrant, Black-Scholes Option Pricing Model was used in the valuation, with the following assumptions:

December 31, 2018
Risk-free interest rate	2.5%
Exercise price	US$65,000
Dividend yield	0.00%
Expected time to exercise (years)	2.4
Asset volatility	25.0%